UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  001-16133                06-1245881
(State or other jurisdiction of   (Commission File          (IRS Employer
        incorporation)                Number)             Identification No.)

       1100 Summer Street, Stamford, Connecticut               06905
        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (203) 323-8668

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01 Other Events.

     On August 16, 2006, the Company announced that it had retained IVS Associates, Inc. ("IVS"), the leading professional services organization specializing in independent tabulation and certification of voting results for corporations and associations throughout the United States, to serve as the independent inspector for the consent solicitation by Robert B. Ladd, Laddcap Value Partners LP and others to ensure an independent, accurate and verifiable tabulation of the results.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DELCATH SYSTEMS, INC.

                                            By:   /s/ M. S. KOLY
                                               ---------------------
                                               M. S. Koly
                                               President and Chief Executive
                                               Officer


Date: August 16, 2006